EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Angeion Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Incorporation of Documents by Reference" in the Registration Statement of Form S-8.

/s/ KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 29, 1995